CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Irwin Williamson, Chief Financial Officer of TechAlt, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2004 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Irwin Williamson
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Irwin Williamson,
Chief Financial Officer

November 15, 2004

A signed original of this written statement required by Section 906 has been provided to TechAlt, Inc. and will be retained by TechAlt, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.